Eaton Vance Government Obligations Fund
Eaton Vance High Income Opportunities Fund
Eaton Vance Income Fund of Boston
Eaton Vance Short Duration Government Income Fund
Eaton Vance Short Duration High Income Fund

Supplement to
Prospectus dated March 1, 2015

The following replaces the fifth paragraph under “Choosing a Share Class.” in “Purchasing Shares”:

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% (0.85% for Short Duration Government Income Fund) annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate market value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. The maximum single purchase limit for Short Duration Government Income Fund is $250,000 (this limit does not apply to employer sponsored retirement plans). Investors considering cumulative purchases of $1 million ($250,000 for Short Duration Government Income Fund) or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.

April 6, 2015	18198 4.6.15